SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 13, 2006
                                --------------
                                Date of Report
                      (Date of Earliest Event Reported)

                           Autostrada Motors, Inc.
                           -----------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                       000-51075              20-0919460
       ----                       ---------              ----------
(State or other juris-      (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)

                           235 West 500 South
                        Salt Lake City, UT 84117
                        ------------------------
                   (Address of Principal Executive Offices)

                                (801)524-9500
                                -------------
                                Telephone No.

                            None/ Not Applicable
                            --------------------
                              (Former Address)

Item 7.01  Regulation FD Disclosure

     See Exhibit 99, Press Release dated April 13, 2006, a copy of which is attached hereto and incorporated herein by reference. Autostrada Motors, Inc., whose business is the operation of an automotive dealership that participates in the retail and wholesale used car markets, announces the execution of a Letter of Intent to acquire Water Bank of America, Inc., a Canadian corporation.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.



                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Autostrada Motors, Inc.


Date:04/13/06                    /s/ Stephen R. Fry
     --------                    ------------------------
                                 Stephen R. Fry
                                 President and Director